UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2006
Marshall Edwards, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50484	51-0407811
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or
organization)
140 Wicks Road, North Ryde, NSW, 2113 Australia
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (011) 61 2 8877-6196
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Marshall Edwards, Inc. filed a Form 8-K for Items 1.01, 3.02 and 9.01 on July 12, 2006. Due to error, the final copy of the Securities Purchase Agreement dated as of July 11, 2006 by and among Marshall Edwards, Inc. and the investors listed on Schedule 2.1 thereto was not included in the filed version. The sole purpose of this Form 8-K/A is to file a correct copy of the Securities Purchase Agreement dated as of July 11, 2006 by and among Marshall Edwards, Inc. and the investors listed on Schedule 2.1 thereto.

Item 9.01 Financial Statements and Exhibits
Signature
Index to Exhibits
EX-10.1: SECURITIES SUBSCRIPTION AGREEMENT

Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.	Description
10.1	Securities Subscription Agreement dated as of July 11, 2006 by and among Marshall Edwards, Inc. and the investors listed on Schedule 2.1 thereto

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSHALL EDWARDS, INC.

By:	/s/ David R. Seaton David R. Seaton
Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)
Dated: July 12, 2006

Index to Exhibits

Exhibit No.	Description
10.1	Securities Subscription Agreement dated as of July 11, 2006 by and among Marshall Edwards, Inc. and the investors listed on Schedule 2.1 thereto